Long-Term Prepayments and Other Non-Current Assets - Schedule of Long-Term Prepayments and Other Non-Current Assets (Details) - USD ($)		Jun. 30, 2025	Jun. 30, 2024
Schedule of Long Term Prepayments and Other Non Current Assets [Abstract]
Deposits paid for land use right	[1]	$ 60,000,000	$ 60,000,000
Deposits paid for lease assets		349,230	769,864
Total		$ 60,349,230	$ 60,769,864

[1]	On November 1, 2022, E-Home Pingtan entered into an investment agreement with Pingtan Comprehensive Experimental Area Investment Committee to invest in the project of “Haixia Home Management College” for promoting the education of home economics in the PRC. On January 30, 2023, the Company transferred $60,000,000 to Pingtan Comprehensive Experimental Area Investment Committee as deposits to acquire the land use right for the project.